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                                                              EXHIBIT 10.19(b)


                                FIRST AMENDMENT

                 This FIRST AMENDMENT (this "Amendment") to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 24, 1995 (the "Agreement"), among FREMONT GENERAL CORPORATION, a Nevada corporation (the "Borrower"), the lending institutions listed from time to time on Annex I thereto (each a "Bank" and, collectively, the "Banks"), and THE CHASE MANHATTAN BANK, N.A., as Agent (the "Agent"), is entered into as of December 11, 1995.

                             W I T N E S S E T H :

                 WHEREAS, the Borrower desires to amend the Agreement upon the terms set forth below;

                 NOW, THEREFORE, IT IS AGREED:

                 Section 1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given thereto in the Agreement.

                 Section 2.  Amendments to the Agreement.

                 (a) Section 7.05 of the Agreement shall be amended, as of the Effective Date (as defined below), by deleting subsection (g) therefrom and substituting the following therefor:

                 "(g) The Borrower will not, and will not permit any of its Subsidiaries to, lend money or credit or make advances to any Financial Services Subsidiary, or purchase or acquire any capital stock, obligations (including loans) or securities of, or any other interest in, or make any capital contribution to, any Financial Services Subsidiary, except (i) the Borrower may purchase, acquire or otherwise participate in mortgage loans purchased or originated by FIL to the extent permitted by Section 7.05(c), (ii) prior to December 31, 1996, the Borrower may contribute an aggregate of up to $25,000,000 to the capital of one or more of the Thrift Subsidiaries, so long as the Borrower shall have received, prior to such date of contribution, gross proceeds of at least $100,000,000 from an incurrence of Permitted Subordinated Debt in connection with the issuance and sale of the TOPrS and (iii) to the extent the aggregate amount of such purchases, acquisitions and contributions (excluding from such aggregate
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         amount those purchases, acquisitions and contributions described in clauses (i) and (ii) above) made pursuant to this Section 7.05(g), contributions made pursuant to Section 5.05(c) and acquisitions made pursuant to Section 7.02(d), in each case after the Amendment Effective Date, does not exceed the Permitted Basket Amount. Notwithstanding the foregoing sentence, in no event shall the Borrower permit any of its Subsidiaries (other than Thrift Subsidiaries) to, lend money or credit or make advances to any Thrift Subsidiary, or purchase or acquire any capital stock, obligations (including loans) or securities of, or any other interest in, or make any capital contribution to, any Thrift Subsidiary."

                 (b) Section 7 of the Agreement shall be amended, as of the Effective Date, by adding the following new Section after Section 7.17 of the Agreement:

                          "7.18 Trust Originated Preferred Securities. Notwithstanding any covenant or agreement to the contrary contained in this Agreement:

                 (a) The Borrower may establish, form or otherwise create a Subsidiary (the "TOPrS Subsidiary"), provided that:

                               (i) the Borrower maintains at all times a 100% common equity interest in the TOPrS Subsidiary following its establishment, formation or creation;

                              (ii) the Borrower's contribution to the capital of the TOPrS Subsidiary shall not exceed an amount greater than the difference between the face amount of the TOPrS Debt and the proceeds received by the Borrower as a result of the incurrence of the TOPrS Debt;

                             (iii) the purposes of the TOPrS Subsidiary are restricted to, and the TOPrS Subsidiary shall conduct no business other than: (A) the issuance and sale of up to $125,000,000 of trust originated preferred securities ("TOPrS"), (B) the loaning of the proceeds of the TOPrS to the Borrower upon terms and conditions so that such loan constitutes Permitted Subordinated Debt (the "TOPrS Debt") and
                 (C) the making of distributions to the holders of the TOPrS solely from payments received from the Borrower pursuant to the TOPrS Debt;





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                              (iv)   the TOPrS Subsidiary shall not wind up,
                 liquidate or dissolve its affairs, unless such action is taken, (A) upon the advice of nationally recognized tax counsel, to avoid adverse tax consequences to the Borrower, the TOPrS Subsidiary or any holder of TOPrS and (B) upon the advice of nationally recognized counsel experienced in investment company matters, to avoid the TOPrS Subsidiary becoming an "investment company" under the Investment Company Act of 1940, as amended;

                               (v) the TOPrS Subsidiary shall not enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (in one transaction or a series of related transactions) all or any part of its property or assets, or purchase, lease or otherwise acquire (in one transaction or a series of related transactions) all or any part of the property or assets of any Person, except the TOPrS Subsidiary shall be permitted to distribute its property and assets to the holders of the TOPrS in connection with a permitted winding up, liquidation or dissolution of its affairs;

                              (vi) the TOPrS Subsidiary shall not create, incur, assume or suffer to exist any Lien upon or with respect to any of its property or assets of any kind (real or personal, tangible or intangible) whether now owned or hereafter acquired, or assign any right to receive income, or file or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute, except (A) for Liens for taxes not yet due or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP and (B) a Lien in favor of the trustee for the holders of the TOPrS to secure its fees and expenses;

                            (vii) the TOPrS Subsidiary shall not contract, create, incur, assume or suffer to exist any Indebtedness; and

                            (viii) except for the TOPrS Debt, the TOPrS Subsidiary shall not lend money or credit or make advances to any Person, or purchase or acquire any capital stock, obligations (including loans) or securities of, or any other interest in, or make any capital contribution to, any Person.





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                 (b)      The Borrower may incur and suffer to exist
         Indebtedness of the Borrower constituting a guaranty of the TOPrS, provided that (i) such guaranty is subordinated to the same extent as the TOPrS Debt and (ii) the Borrower's liability under such guaranty is no greater than its liability under the TOPrS Debt.

                 (c) Section 9 of the Agreement shall be amended, as of the Effective Date, by adding thereto in appropriate alphabetical order the following new definitions:

                 "TOPrS" shall have the meaning provided in Section
          7.18(a)(iii).

                 "TOPrS Debt" shall have the meaning provided in Section 7.18(a)(iii).

                 "TOPrS Subsidiary" shall have the meaning provided in Section 7.18(a).

                 Section 3. TOPrS Debt and Guaranty. The Banks listed on the signature pages hereto, which comprise the Required Banks, hereby acknowledge that the documentation previously provided to the Banks by the Borrower, by distribution on or about December 4, 1995, related to the incurrence by the Borrower of the TOPrS Debt and the guaranty described in Section 2(b) above (the "TOPrS Guaranty") is in form and substance satisfactory to the Required Banks. The parties hereto hereby acknowledge and agree that the TOPrS Debt constitutes Permitted Subordinated Debt. The Borrower shall not amend or modify any of the terms or provisions of the TOPrS Guaranty, except in accordance with its terms and only for those amendments and modifications specifically, as opposed to generally, identified in the form of the TOPrS Guaranty that has, by this First Amendment, been approved by the Required Banks.

                 Section 4. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective and the Agreement shall be amended as provided herein on the date on which each of the following documents shall have been executed and delivered and the following conditions have been satisfied (such date, the "Effective Date"):

                 (a) Execution of Amendment. The Agent shall have received a counterpart of this Amendment duly executed and delivered by the Borrower and Banks comprising the Required Banks.





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                 (b)  No Default.  No Default or Event of Default shall have occurred or be continuing or shall result due to the effectiveness of this Amendment.

                 Section 5. Representations and Warranties. The Borrower represents and warrants to each Bank that:

                 (a) The Borrower has the corporate power to execute, deliver and perform the terms and provisions of this Amendment, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. The Borrower has duly executed and delivered this Amendment and this Amendment constitutes its legal, valid and binding obligation of the Borrower enforceable in accordance with its terms.

                 (b) Neither the execution, delivery or performance by the Borrower of this Amendment, nor the consummation of the transactions contemplated herein, (i) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Pledge Agreement) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or any other material instrument to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets are bound or to which it may be subject, or
         (iii) will violate any provision of the charter or bylaws of the Borrower or any of its Subsidiaries.

                 (c) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Amendment or (ii) the legality, validity, binding effect or enforceability of this Amendment.

                 (d) The representations and warranties of the Borrower set forth in the Agreement and the other Credit Documents are true and correct on the date





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         hereof as if such representations and warranties were made as of the date hereof.

                 Section 6. Covenant of the Borrower. The Borrower hereby agrees to pay upon demand the reasonable fees and disbursements of White & Case, counsel for the Agent, incurred in connection with the preparation, negotiation, execution and delivery of this Amendment.

                 Section 7.  Miscellaneous.

                 (a) Except as expressly modified by this Amendment, the Agreement shall continue to be and remain in full force and effect in accordance with its terms. Any future reference to the Agreement shall be deemed to be a reference to the Agreement as amended by this Amendment.

                 (b) This Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

                 (c) This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                           FREMONT GENERAL CORPORATION


                                           By  WAYNE R. BAILEY
                                             --------------------------------
                                             Name:  Wayne R. Bailey
                                             Title: Executive Vice President,
                                                       Treasurer and
                                                       Chief Financial Officer


                                           THE CHASE MANHATTAN BANK,
                                             N.A., Individually and as
                                             Agent


                                           By ISOLDE G. O'HANLON
                                              --------------------------------
                                             Name: Isolde G. O'Hanlon
                                             Title: Managing Director





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                                           DEUTSCHE BANK AG,
                                             NEW YORK AND/OR
                                             CAYMAN ISLANDS BRANCHES



                                           By  GAYMA SHIVNARAIN
                                             ------------------------------
                                             Name:  Gayma Shivnarain
                                             Title: Vice President


                                           By _________________________
                                             Name:_____________________
                                             Title:____________________


                                           FIRST BANK NATIONAL ASSOCIATION



                                           By  JOSE A. PERIS
                                             -------------------------------
                                             Name:  Jose A. Peris
                                             Title: Vice President


                                           FIRST UNION NATIONAL BANK OF
                                             NORTH CAROLINA



                                           By  BILL A. SHIRLEY
                                             -------------------------------
                                             Name:  Bill A. Shirley
                                             Title: Vice President


                                           THE INDUSTRIAL BANK OF JAPAN,
                                             LIMITED, LOS ANGELES AGENCY



                                           By  MASATAKE YASHIRO
                                             -------------------------------
                                             Name:  Mr. Masatake Yashiro
                                             Title: General Manager


                                           THE SAKURA BANK, LIMITED,
                                             LOS ANGELES AGENCY



                                           By  OFUSA SATO
                                             -------------------------------
                                             Name:  Ofusa Sato
                                             Title: Senior Vice President and
                                                    Assistant General Manager




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                                           SANWA BANK CALIFORNIA



                                           By  JOHN HYCHE
                                             --------------------------------
                                             Name:  John Hyche
                                             Title: Vice President


                                           SHAWMUT BANK CONNECTICUT, N.A.



                                           By  TIMOTHY B. BROWN
                                             --------------------------------
                                             Name:  Timothy B. Brown
                                             Title: Assistant Vice President


                                           UNION BANK



                                           By  ROBERT C. DAWSON
                                             --------------------------------
                                             Name:  Robert C. Dawson
                                             Title: Vice President


                                           WELLS FARGO BANK, N.A.



                                           By  RICHARD H. PALMER
                                             ---------------------------------
                                             Name:  Richard H. Palmer
                                             Title: Vice President


                                           THE YASUDA TRUST AND BANKING
                                             CO., LTD., LOS ANGELES AGENCY



                                           By  NOBUO NISHIRO
                                             ---------------------------------
                                             Name:  Nobuo Nishiro
                                             Title: Joint General Manager





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